As filed with the Securities and Exchange Commission on April 1, 2011

Securities Act File No.__________

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __
Post-Effective Amendment No. __
(Check appropriate box or boxes)

BLACKROCK EQUITY DIVIDEND FUND
(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762
(Area Code and Telephone Number)

John Perlowski
President and Chief Executive Officer
55 East 52nd Street, New York, New York 10055
(Name and Address of Agent for Service)

Copies to:

Maria Gattuso, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Ira P. Shapiro, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of Beneficial Interest, par value $0.10 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective May 1, 2011, pursuant to Rule 488 under the Securities Act of 1933.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of the BlackRock Utilities and Telecommunications Fund, Inc.

2.	Questions and Answers for Shareholders of the BlackRock Utilities and Telecommunications Fund, Inc.

3.	Notice of Special Meeting of Shareholders of the BlackRock Utilities and Telecommunications Fund, Inc.

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of the BlackRock Utilities and Telecommunications Fund, Inc. into the BlackRock Equity Dividend Fund

5.	Statement of Additional Information regarding the proposed reorganization of the BlackRock Utilities and Telecommunications Fund, Inc. into the BlackRock Equity Dividend Fund

6.	Part C Information

7.	Exhibits

[           ], 2011

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of the BlackRock Utilities and Telecommunications Fund, Inc., a Maryland corporation (the “Target Fund”), to be held on Friday, June 24, 2011. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting your Target Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is a proposed reorganization of the Target Fund into the BlackRock Equity Dividend Fund, a Massachusetts business trust (the “Acquiring Fund” and together with the Target Fund, the “Funds”). In this reorganization, your Target Fund shares would be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes.

BlackRock Advisors, LLC (“BlackRock Advisors”), each Fund’s investment adviser, has proposed the reorganization involving the Target Fund, as well as a number of other reorganizations involving other funds advised by BlackRock Advisors or an affiliate, to eliminate certain redundancies and in an effort to achieve certain operating efficiencies.

The reorganization of the Target Fund is being proposed because BlackRock Advisors believes that the shareholders of the Target Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund’s assets in the reorganization, than by continuing to operate the Target Fund separately. The Board of Directors of the Target Fund believes the reorganization is in the best interests of the Target Fund, and recommends that you vote “for” the proposed reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

  By touchtone telephone;

  By Internet;

  By returning the enclosed proxy card in the postage-paid envelope; or

  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by [              ] our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

John Perlowski
President and Chief Executive Officer

BlackRock Utilities and Telecommunications Fund, Inc.
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

     We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve an agreement and plan of reorganization (a “Reorganization Agreement”) between the BlackRock Utilities and Telecommunications Fund, Inc., a Maryland corporation (the “Target Fund”), and the BlackRock Equity Dividend Fund, a Massachusetts business trust (the “Acquiring Fund” and together with the Target Fund, the “Funds”). Both Funds have substantially similar investment objectives. Both Funds also employ certain similar principal investment strategies to achieve their respective investment objectives. If the proposed reorganization (“Reorganization”) relating to the Target Fund is approved and completed, an account at the Acquiring Fund will be set up in your name, you will become a shareholder of the Acquiring Fund, and the Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q:	How does the Board suggest that I vote?

A:	After careful consideration, the Board of Directors of the Target Fund (the “Board”), including all of the Directors and Trustees who are not “interested persons” of the Fund (the “Independent Board members”), has determined that the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iii) The Combined Fund will have projected total and net annual fund operating expenses that are expected to be below those of the Target Fund prior to the Reorganization;

(iv) The compatibility of the types of portfolio securities held by each of the Funds, the substantially similar investment objectives of each Fund, certain principal investment strategies of each Fund that are similar, and the similarities between the risk profiles of each Fund; and

(v) The Combined Fund is expected to have a lower effective management fee rate under the management agreement relating to the Target Fund.

Q:	How will the Reorganization affect me?

A:	If shareholders of the Target Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of the Target Fund will be combined with those of the Acquiring Fund. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund with the exception of Investor B1 shareholders who will receive Investor A shares of the Acquiring Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will hold a smaller percentage of ownership in the Combined Fund than he or she held in the Target Fund prior to the Reorganization.

Q:	In the Reorganization, will I receive the same class of shares of the Acquiring Fund as the shares of the Target Fund that I now hold?

A:

You will receive the same class of shares of the Acquiring Fund as the shares you own of the Target Fund with the exception of Investor B1 shareholders who will receive Investor A shares of the Acquiring Fund. There are certain differences between the Investor B1 shares and the Investor A shares.

Special Considerations for Investor B1 shareholders of the Target Fund: As discussed above, Investor B1 shareholders of the Target Fund will receive Investor A shares of the Acquiring Fund in connection with the Reorganization. Investor B1 shares do not have an initial sales charge, while Investor A shares (other than those received by Investor B1 shareholders of the Target Fund in connection with the Reorganization) have a maximum initial sales charge of 5.25%. Investor B1 shares have a maximum contingent deferred sales charge (“CDSC”) of 4.00%, while Investor A shares of the Acquiring Fund have a CDSC of 1.00% assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more. Investor B1 shares have a distribution and/or service fee of 0.75%, while Investor A shares have a distribution and/or service fee of 0.25%.

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:	No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Acquiring Fund once the Reorganization is completed?

A:	The Target Fund is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Acquiring Fund is also advised by BlackRock Advisors and is expected to continue to be advised by BlackRock Advisors once the Reorganization is completed. Each Target Fund and the Acquiring Fund is sub-advised by BlackRock Investment Management, LLC (“BIM”) and is expected to continue to be sub-advised by BIM once the Reorganization is completed. The same portfolio manager currently manages both Funds, with an additional portfolio manager for the Acquiring Fund, and both portfolio managers are expected to continue to manage the Combined Fund once the Reorganization is completed. Kathleen Anderson and Robert M. Shearer will be the portfolio managers of the Combined Fund.

Q:	How will the Reorganization affect Fund fees and expenses?

A:	Assuming the Reorganization had occurred on July 31, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of July 31, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of July 31, 2010.

The contractual and effective management fee rates for the Combined Fund are expected to be the same as and lower than the contractual and effective management fee rates for the Target Fund, respectively, and the same as the contractual and effective management fee rates of the Acquiring Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:	The distribution and service fees and sales charges (including CDSCs) on the shares of the Acquiring Fund to be issued in the Reorganization (Investor A, Investor B, Investor C, Investor C1 and Institutional shares) to the holders of shares of the Target Fund are identical to the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization with the exception of Investor B1 shares of the Target Fund. Investor B1 shares do not have an initial sales charge, while Investor A shares (other than those received by Investor B1 shareholders of the Target Fund in connection with the Reorganization) have a maximum initial sales charge of 5.25% on purchases. Investor B1 shares have a maximum contingent deferred sales charge (“CDSC”) of 4.00%, while Investor A shares of the Acquiring Fund have a CDSC of 1.00% assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more. Investor B1 shares have a distribution and/or service fee of 0.75%, while Investor A shares have a distribution and/or service fee of 0.25%.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any CDSC that applies to shares of the Acquired Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Target Fund.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:	If the Reorganization is approved, your shares automatically will be converted into shares of the Acquired Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund, with the exception of B1 shareholders who will receive A shares of the Acquiring Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider alternatives.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and substantially all of the liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The portfolio managers will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of the Target Fund or the Acquiring Fund will not be disposed of in the future. If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:	The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $137,046 for the Target Fund and $79,240 for the Acquiring Fund. The foregoing estimated expenses will be borne by the Target Fund regardless of whether the Reorganization is consummated.

Q:	How do I vote my shares?

A:	You can vote shares beneficially held through your account by mail, telephone or Internet or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card on hand.

If you are a shareholder of other BlackRock-advised funds, you may have separately received one or more other combined prospectuses/proxy statements and proxy cards relating to other reorganizations.

Q:	I have received other combined prospectus/proxy statements from other funds in the BlackRock mutual fund complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares that is a target fund in a reorganization. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the third quarter of 2011. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that shareholders vote “FOR” the proposal.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Funds at (800) 441-7762.

     Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

BlackRock Utilities and Telecommunications Fund, Inc.
Wilmington, Delaware 19809
(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2011

To the Shareholders of the BlackRock Utilities and Telecommunications Fund, Inc.:

     This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the BlackRock Utilities and Telecommunications Fund, Inc., a Maryland corporation (the “Target Fund”), will be held on Friday, June 24, 2011, at 9:00 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ 08536, for the following purposes:

     1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock Equity Dividend Fund, a Massachusetts business trust (the “Acquiring Fund”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board of the Target Fund has fixed the close of business on April 27, 2011 as the record date (the “Record Date”) for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages [   ] of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of the Target Fund,

/s/ Ira P. Shapiro

Ira P. Shapiro Secretary

[Wilmington, Delaware]
[           ], 2011

COMBINED PROSPECTUS/PROXY STATEMENT

BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Equity Dividend Fund

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock Utilities and Telecommunications Fund, Inc., a Maryland corporation (the “Utilities and Telecommunications Fund” or the “Target Fund”). A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ 08536, on Friday, June 24, 2011 at 9:00 a.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on April 27, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Target Fund on or about _________, 2011. The Board of the Target Fund (the “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

     The purposes of the Special Meeting are:

     1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock Equity Dividend Fund, a Massachusetts business trust (the “Equity Dividend Fund” or the “Acquiring Fund” and together with the Target Fund, the “Funds”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board has approved the reorganization (“Reorganization”) with respect to the Target Fund by which the Target Fund, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund pursues an investment objective substantially similar to that of the Utilities and Telecommunications Fund. Each Fund has an investment objective to seek current income; additionally, the Target Fund seeks capital appreciation, and the Acquiring Fund seeks long-term total return. The Acquiring Fund also has certain strategies that are similar to those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Fund’s investment strategies see “Summary – Investment Objectives and Principal Investment Strategies” below.

     If the Target Fund’s shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund, with the exception of Investor B1 shareholders who will receive Investor A shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the

Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

     This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

     The following documents containing additional information about the Acquiring Fund and the Target Fund (together, the “Funds”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

  the Statement of Additional Information dated [              ], 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

  the Prospectuses relating to Investor A, Investor B, Investor C, and Institutional shares of the Utilities and Telecommunications Fund, and the Prospectus relating to the Investor B1 and Investor C1 shares of the Utilities and Telecommunications Fund, dated November 24, 2010, each as supplemented; the Statement of Additional Information relating to the Utilities and Telecommunications Fund, dated November 24, 2010, as supplemented (the “Target Fund SAI”);

  the Annual Report to shareholders of the Utilities and Telecommunications Fund for the fiscal year ended July 31, 2010;

  the Semi-Annual Report to shareholders of the Utilities and Telecommunications Fund for the period ended January 31, 2011; and

  the Statement of Additional Information relating to the Acquiring Fund dated November 24, 2010, as supplemented (the “Acquiring Fund SAI”).

     The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Information Statement:

  the Prospectus relating to Investor A, Investor B, Investor C, and Institutional shares of the Acquiring Fund dated November 24, 2010, as supplemented;

  the Prospectus relating to Investor C1 shares of the Acquiring Fund dated February 18, 2011, as supplemented;

  the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended July 31, 2010; and

  the Semi-Annual Report to shareholders of the Acquiring Fund for the period ended January 31, 2011.

     Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund’s Prospectuses (collectively, “Acquiring Fund Prospectus”) will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

     Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Utilities and Telecommunications Fund, Inc.	BlackRock Equity Dividend Fund
100 Bellevue Parkway	100 Bellevue Parkway
Wilmington, Delaware 19809	Wilmington, Delaware 19809
(800) 441-7762	(800) 441-7762

     If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

     You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	(202) 551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

     The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

     Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

     The date of this Combined Prospectus/Proxy Statement is [           ], 2011.

i

SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     Each Fund is an open-end management investment company registered with the SEC. The Target Fund is organized as a corporation under the laws of the State of Maryland, and the Acquiring Fund is organized as a business trust organized under the laws of the Commonwealth of Massachusetts. The investment objective of each Fund is substantially similar. Each Fund has an investment objective to seek current income; additionally, the Target Fund seeks capital appreciation, and the Acquiring Fund seeks long-term total return. The investment objective of each Fund is fundamental, which means it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

     The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

     BlackRock Advisors, LLC (“BlackRock Advisors” or the “Adviser”) serves as the investment adviser of each Fund. The portfolio manager of the Target Fund is Kathleen Anderson, and the portfolio managers of the Acquiring Fund are Kathleen Anderson and Robert M. Shearer, and they are expected to continue to serve as the portfolio managers of the Combined Fund following the closing of the Reorganization. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s Distributor. BlackRock Investments, LLC (“BRIL” or the “Distributor”) and numerous intermediaries.

     The Funds employ certain similar principal investment strategies to achieve their respective objectives but there are certain differences. The principal difference between the Funds’ principal investment strategies is that the Target Fund invests in equity and debt securities issued by utilities and telecommunications companies, while the Acquiring Fund primarily invests in dividend paying equity securities and does not concentrate its investments in the utilities and telecommunications industry or any other industry. Specifically, the Target Fund invests 80% of its assets in equity and debt securities issued by domestic and foreign utilities and telecommunications companies, while the Acquiring Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Acquiring Fund historically has invested a sizeable portion of its assets in utilities and telecommunications companies; however, the Acquiring Fund does not have any investment policy to do so. In particular, as of October 31, 2010, approximately 55% of the portfolio securities held by the Target Fund were held by the Acquiring Fund and approximately 16% of the portfolio securities held by the Acquiring Fund were held by the Target Fund.

     The Board, including all of the Directors who are not “interested persons” of the Target Fund (as defined in the 1940 Act) (the “Independent Board Members”), has approved the Reorganization. Subject to approval by the Target Fund shareholders, the Reorganization provides for:

  the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

  the distribution of such shares of the Acquiring Fund to the relevant Target Fund’s shareholders; and

  the termination of the Target Fund, the de-registration and dissolution of the Target Fund under the 1940 Act, and the dissolution of the Target Fund under Maryland law. If the proposed Reorganization is approved and completed, the Target Fund’s shareholders would hold shares of the same class of the Combined Fund as they currently hold of the Target Fund (with the exception of holders of Investor B1 shares of the Target Fund who will receive Investor A shares), with an aggregate net asset value equal to the aggregate net asset value of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

     BlackRock Advisors believes that the shareholders of the Funds will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately.

     In approving the Reorganization, the Board of the Target Fund, including all of the Independent Board Members, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board considered the Reorganization proposals at meetings held on February 8-9, 2011 and March 18, 2011, and the entire Board, including all of the Independent Board Members, approved the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that the investment objectives of the Target Fund and Acquiring Fund are substantially similar; and that certain strategies of the Target Fund and the Acquiring Fund are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. The Board considered the key difference between the Funds to be that the Target Fund invests in equity and debt securities issued by utilities and telecommunications companies while the Acquiring Fund primarily invests in dividend paying equity securities and does not concentrate its investments in the utilities and telecommunications industry or any other industry. See “Summary—Investment Objectives and Principal Investment Strategies.”

  that, assuming the Reorganization had occurred on July 31, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of July 31, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of July 31, 2010.

  that the contractual and effective management fee rates for the Combined Fund are expected to be the same as and lower than the contractual and effective management fee rates for the Target Fund, respectively.

  that the Combined Fund will achieve certain operating efficiencies from its substantially larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

  that the same portfolio manager, with an additional portfolio manager from the Acquiring Fund (as described below under “Comparison of the Funds—Management of the Funds), that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization.

  the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

  that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund of the same share class, with the exception of Investor B1 shareholders who will receive Investor A shares of the Acquiring Fund.

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that a portion of the costs associated with the Reorganization will be paid by the Target Fund.

     The Board, including all of the Independent Board members, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of Trustees of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

     The Board, including all of the Independent Board members, recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

     Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The investment objective of the Acquiring Fund is long-term total return and current income. The investment objective of the Target Fund is capital appreciation and current income. The investment objective of each of the Funds is fundamental, which means it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

     Principal Investment Strategies. The Target Fund and the Acquiring Fund employ certain principal strategies that are similar in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

BlackRock Utilities & Telecommunications Fund (Target Fund)	BlackRock Equity Dividend Fund (Acquiring Fund)

  The Fund seeks to achieve its investment objective by investing in a diversified portfolio of securities that are issued by utilities companies including telecommunications companies.

  Utilities and telecommunications companies include companies that are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.
The Fund will normally invest at least 80% of its assets in equity and debt securities issued by domestic and foreign utilities and telecommunications companies. (This policy is non-fundamental.)	The Fund will normally invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. (This policy is non-fundamental.)
  Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock. The Fund may invest in common stock, convertible securities and preferred stock.

  Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. The Fund may also invest in securities convertible into common stock. The Fund may also invest in non-convertible preferred stock.

The Fund may invest in securities of utilities companies throughout the world and in all market capitalization ranges, although the Fund will focus on mid-cap securities.	The Fund may invest in securities of companies with any market capitalization, but will generally focus on large-cap securities.

  The Fund may invest in bonds. The bonds in which the Fund may invest generally are limited to those rated investment grade, and may be of any maturity.

  The Fund intends to invest primarily in equity securities, but Fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the Fund’s objective.

  The Fund may invest in debt securities as a non-principal strategy. This includes fixed income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis. The Fund may invest in debt securities that are rated investment grade of any maturity.

BlackRock Utilities & Telecommunications Fund (Target Fund)	BlackRock Equity Dividend Fund (Acquiring Fund)
  There are no limits on the geographic allocation of the Fund’s investments. Fund management, however, anticipates that the Fund’s investments will focus primarily on securities issued by utilities companies in the United States, and that the Fund’s investments in securities issued by non-U.S. companies will focus on companies in Canada and Western Europe and other developed markets.

  The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in securities from any country. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

  The Fund may also invest a substantial portion of its assets in companies in emerging markets, but Fund management anticipates that a substantially greater percentage of the Fund’s investments will be in developed countries.
Investing in emerging markets is not a principal or other significant investment of the Fund.
The Fund may invest in sovereign debt securities.	The Fund does not have a similar strategy.

  To meet its objective of current income, the Fund may invest in U.S. utilities companies that are often characterized as value investments because they pay higher than average dividends, but have a lower potential for capital appreciation. The average dividend yields of common stocks issued by domestic utilities companies historically have significantly exceeded those of other companies’ common stocks.

  To meet its objective of capital appreciation, the Fund may also invest in U.S. and foreign utilities companies that are viewed more as growth investments because they tend to pay a lower dividend and may have a greater potential for growth than more mature utilities companies.

  The Fund will focus on issuers that have good prospects for capital appreciation and current income. Although the Fund invests primarily in dividend paying securities, portions of the distributions paid by the Fund may not be subject to the lower income tax rates applicable to dividends.

  The Fund’s portfolio, in the aggregate, will be structured in a manner designed to seek long- term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

     Comparison. The key difference between the principal strategies of the Target Fund and the Acquiring Fund is that the Target Fund focuses its investments in utilities and telecommunications companies, while the Acquiring Fund invests 80% in any equity securities. The Target Fund seeks to achieve its investment objective by investing in a diversified portfolio of securities that are issued by utilities companies including telecommunications companies. Under normal circumstances, the Fund will invest at least 80% of its assets in equity and debt securities issued by domestic and foreign utilities and telecommunications companies. The Acquiring Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. While the Target Fund may invest in both equity and debt securities, the Fund historically has invested primarily in equity securities. Investing in debt securities is a non-principal strategy of the Acquiring Fund. Each Fund may invest in securities of any market capitalization; however, the Acquiring Fund generally invests in large-cap securities, while the Target Fund generally invests in mid-cap securities. Each Fund may invest in foreign securities; however, the Acquiring Fund may invest up to 25% of its total assets in foreign issuers, while the Target Fund has no limits on the geographic allocation of the Fund’s investments. The Target Fund may invest a substantial portion of its assets in emerging markets; however, the Fund typically invests a substantially greater percentage of its investments in developed countries. Investments in emerging markets are not a principal or other significant investment strategy of the Acquiring Fund. The Target Fund may invest in sovereign debt securities, while this is not a strategy for the Acquiring Fund.

     Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the substantially similar investment objectives and certain similar strategies there is overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team generally manages the Funds in a similar manner and the same portfolio management team is also expected to manage the Combined Fund after the Reorganization. In particular, as of October 31, 2010, 55% of the Target Fund’s securities overlap with the Acquiring Fund and 16% of the Acquiring Fund’s securities overlap with the Target Fund. The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The portfolio managers will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of the Target Fund or the Acquiring Fund will not be disposed of in the future.

Fees and Expenses

     If a Reorganization is approved and completed, holders of Target Fund shares will receive the class of shares indicated in the following chart:

Target Fund	Combined Fund
Investor A	Investor A
Investor B	Investor B
Investor B1	Investor A
Investor C	Investor C
Investor C1	Investor C1
Institutional	Institutional

Fee Tables of the Utilities and Telecommunications Fund, the Equity Dividend Fund and the Pro Forma Combined Fund
(as of July 31, 2010 (unaudited))

     The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on July 31, 2010 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended July 31, 2010. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of October 31, 2010, see “Other Information — Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Information Statement and is incorporated herein by reference and in the “Purchase of shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

	Utilities and Telecommunications Investor A Shares		Utilities and Telecommunications Investor B1 Shares*		Equity Dividend Investor A Shares		Pro Forma Combined Fund Investor A Shares (1)

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.25%		None		5.25%		5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	None	(2)	4.00%		None	(2)	None (2)

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)
Management Fee	0.60%		0.60%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%		0.25%		0.25%
Other Expenses	0.37	%(5)	0.48	%(5)	0.20%		0.20%
Acquired Fund Fees and Expenses	0.01	%(6)	0.01	%(6)	0.02	%(6)	0.02%
Total Annual Fund Operating Expenses	1.23	%(6)	1.84	%(6)	1.07	%(6)	1.07%

*     The Acquiring Fund does not offer this share class.

	Utilities and Telecommunications Investor B Shares		Equity Dividend Investor B Shares		Pro Forma Combined Fund Investor B Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	4.50	%(3)	4.50	%(3)	4.50	%(3)

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)
Management Fee	0.60%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.63	%(5)	0.24%		0.24%
Acquired Fund Fees and Expenses	0.01	%(6)	0.02	%(6)	0.02%
Total Annual Fund Operating Expenses	2.24	%(6)	1.86	%(6)	1.86%

	Utilities and Telecommunications Investor C Shares		Equity Dividend Investor C Shares		Pro Forma Combined Fund Investor C Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management Fee	0.60%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.43	%(5)	0.19%		0.19%
Acquired Fund Fees and Expenses	0.01	%(6)	0.02	%(6)	0.02%
Total Annual Fund Operating Expenses	2.04	%(6)	1.81	%(6)	1.81%

	Utilities and Telecommunications Institutional Shares		Equity Dividend Institutional Shares		Pro Forma Combined Fund Institutional Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	None		None		None

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management Fee	0.60%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.40	%(5)	0.18%		0.18%
Acquired Fund Fees and Expenses	0.01	%(6)	0.02	%(6)	0.02%
Total Annual Fund Operating Expenses	1.01	%(6)	0.80	%(6)	0.80%

	Utilities and Telecommunications Investor C1 Shares		Pro Forma Combined Fund Investor C1 Shares(1)(7)

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management Fee	0.60%		0.60%
Distribution and/or Service (12b-1) Fees	0.80%		0.80%
Other Expenses	0.48	%(5)	0.28%
Acquired Fund Fees and Expenses	0.01	%(6)	0.02%
Total Annual Fund Operating Expenses	1.89	%(6)	1.70%

(1)	Assumes the Reorganization had taken place on July 31, 2010.
(2)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
(3)	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares.
(4)	There is no CDSC on Investor C and Investor C1 Shares after one year.
(5)	Other Expenses are restated to reflect current fees.
(6)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include Acquired Fund Fees and Expenses.
(7)	Prior to the Reorganization, the Equity Dividend Fund did not issue Investor C1 Shares. Investor C1 Shares are newly issued and therefore Other Expenses have been estimated.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended July 31, 2010) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Utilities and Telecommunications Investor A Shares	$644	$895	$1,165	$1,935
Utilities and Telecommunications Investor B1 Shares	$587	$879	$1,195	$1,999
Equity Dividend Fund Investor A Shares	$628	$847	$1,084	$1,762
Pro Forma Combined Fund Investor A Shares†	$628	$847	$1,084	$1,762

Utilities and Telecommunications Investor B Shares	$677	$1,050	$1,400	$2,320
Equity Dividend Fund Investor B Shares	$639	$935	$1,206	$1,973
Pro Forma Combined Fund Investor B Shares†	$639	$935	$1,206	$1,973

Utilities and Telecommunications Investor C Shares	$307	$640	$1,098	$2,369
Equity Dividend Fund Investor C Shares	$284	$569	$980	$2,127
Pro Forma Combined Fund Investor C Shares†	$284	$569	$980	$2,127

Utilities and Telecommunications Institutional Shares	$103	$322	$558	$1,236
Equity Dividend Fund Institutional Shares	$82	$255	$444	$990
Pro Forma Combined Fund Institutional Shares†	$82	$255	$444	$990

Utilities and Telecommunications Investor C1 Shares	$292	$594	$1,021	$2,212
Pro Forma Combined Fund Investor C1 Shares†	$273	$536	$923	$2,009

Expenses if you did not redeem your shares:

Utilities and Telecommunications Investor A Shares	$644	$895	$1,165	$1,935
Utilities and Telecommunications Investor B1 Shares	$187	$579	$995	$1,999
Equity Dividend Fund Investor A Shares	$628	$847	$1,084	$1,762
Pro Forma Combined Fund Investor A Shares†	$628	$847	$1,084	$1,762

Utilities and Telecommunications Investor B Shares	$227	$700	$1,200	$2,320
Equity Dividend Fund Investor B Shares	$189	$585	$1,006	$1,973
Pro Forma Combined Fund Investor B Shares†	$189	$585	$1,006	$1,973

Utilities and Telecommunications Investor C Shares	$207	$640	$1,098	$2,369
Equity Dividend Fund Investor C Shares	$184	$569	$980	$2,127
Pro Forma Combined Fund Investor C Shares†	$184	$569	$980	$2,127

Utilities and Telecommunications Investor C1 Shares	$192	$594	$1,021	$2,212
Pro Forma Combined Fund Investor C1 Shares†	$173	$536	$923	$2,009

†	Assumes the Reorganization had taken place on July 31, 2010.

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of a Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Fund and the Target Fund will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

     If any of the portfolio assets of the Target Fund are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Target Fund’s taxable year or as a result of the transfer of an interest in a passive foreign investment company) by the Target Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

     Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

Utilities and Telecommunications Fund, Inc. and Equity Dividend Fund

Each of the Funds is classified as a diversified open-end management investment company under the 1940 Act. Because of their substantially similar investment objectives and certain similar investment strategies, the Funds have principal investment risks that are similar. Income producing stock availability risk is a principal risk of the Acquiring Fund, while it is not a risk of the Target Fund. Emerging markets risk, sector risk, sovereign debt risk, telecommunications risk and utility industry risk are principal risks of the Target Fund, while these are not risks of the Acquiring Fund. Credit risk, interest rate risk, and prepayment and extension risk are principal risks of the Target Fund, while debt securities risk is a non-principal risk of the Acquiring Fund. Mid cap securities risk is a principal risk of the Target Fund, while it is a non-principal risk of the Acquiring Fund. Convertible securities risk is a principal risk of the Acquiring Fund, while it is a non-principal risk of the Target Fund.

Risk	Target Fund	Acquiring Fund
Credit/Debt Securities Risk	Principal Risk	Non-Principal Risk
Convertible Securities Risk	Non-Principal Risk	Principal Risk
Emerging Markets Risk	Principal Risk	N/A
Equity Security Risk	Principal Risk	Principal Risk
Foreign Securities Risk	Principal Risk	Principal Risk
Income Producing Stock Availability Risk	N/A	Principal Risk
Interest Rate/Debt Securities Risk	Principal Risk	Non-Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mid Cap Securities Risk	Principal Risk	Non-Principal Risk
Prepayment and Extension Risk	Principal Risk	N/A
Sector Risk	Principal Risk	N/A
Sovereign Debt Risk	Principal Risk	N/A
Telecommunications Risk	Principal Risk	N/A
Utility Industry Risk	Principal Risk	N/A

Combined Fund

     There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

     The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

     Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

     Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

     Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States —The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more 10 U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Income Producing Stock Availability Risk — Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Fundamental Investment Restrictions

     The Funds are subject to the same fundamental investment restrictions, except that, under normal circumstances, the Target Fund will concentrate in issuers in the utilities industry. The fundamental investment restrictions of each Fund cannot be changed without shareholder approval. For the complete list of each Fund’s fundamental investment restrictions, see Appendix I of this Combined Prospectus/Proxy Statement.

Performance Information

     The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. The Utilities and Telecommunications Fund Investor B shares and Investor C shares commenced operations on October 2, 2006. Prior to the inception of the Investor B shares and Investor C shares, performance is based on the Fund’s Institutional shares. The returns for Investor B shares and Investor C shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to the Investor B shares and Investor C shares, respectively. The Equity Dividend Fund Class R shares and Service shares commenced operations on January 3, 2003 and October 2, 2006, respectively. Prior to the inception of the Class R shares and Service shares, performance is based on the Fund’s Institutional shares. The returns for Class R shares and Service shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to the Class R shares and Service shares, respectively. The Equity Dividend Fund Investor C1 shares have yet to commence operations. The Equity Dividend Fund Investor C1 share performance is based on the Fund’s Institutional share performance which is adjusted to reflect the distribution and service (12b-1) fees applicable to the Investor C1 shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. For more information concerning the performance of each Fund, please refer to the each Fund’s Prospectus and Annual Report. As shareholders of a Fund, you have already received a copy of the Prospectus and Annual Report. You may request a copy of the Prospectus and Annual Report at no charge by calling (800) 441-7762 or writing the Fund. The returns would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Utilities and Telecommunications Fund
(Target Fund)
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.49% (quarter ended June 30, 2003) and the lowest return for a quarter was –22.18% (quarter ended September 30, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years

Utilities and Telecommunications Fund — Investor A
Return Before Taxes	0.78%	3.51%	3.41%
Return After Taxes on Distributions	-0.07%	2.28%	2.27%
Return After Taxes on Distributions and Sale of Shares	0.48%	2.53%	2.34%

Utilities and Telecommunications Fund — Investor B
Return Before Taxes	0.85%	3.36%	3.12%

Utilities and Telecommunications Fund — Investor B1
Return Before Taxes	1.75%	3.68%	3.52%

Utilities and Telecommunications Fund — Investor C
Return Before Taxes	4.62%	3.79%	3.16%

Utilities and Telecommunications Fund — Investor C1
Return Before Taxes	4.68%	3.97%	3.33%

Utilities and Telecommunications Fund — Institutional
Return Before Taxes	6.71%	4.89%	4.22%

Standard & Poor’s (S&P) 500 Index (Reflects no deduction
for fees, expenses or taxes)	15.06%	2.29%	1.41%

Standard & Poor’s (S&P) 500 Utilities Index (Reflects no
deduction for fees, expenses or taxes)	5.46%	3.90%	0.78%

70% S&P 500 Utilities Index/30% S&P 500
Telecommunication Services Index
(Reflects no deduction for fees, expenses or taxes)	9.43%	4.95%	0.96%

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Equity Dividend Fund
(Acquiring Fund)
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 13.37% (quarter ended June 30, 2009) and the lowest return for a quarter was –19.28% (quarter ended December 31, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years

Equity Dividend Fund — Investor A
Return Before Taxes	6.99%	3.60%	5.09%
Return After Taxes on Distributions	6.27%	2.81%	4.34%
Return After Taxes on Distributions and Sale of Shares	4.51%	2.66%	4.00%

Equity Dividend Fund — Investor B
Return Before Taxes	7.54%	3.56%	5.00%

Equity Dividend Fund — Investor C
Return Before Taxes	11.09%	3.94%	4.86%

Equity Dividend Fund — Investor C1
Return Before Taxes	11.36%	4.18%	5.10%

Equity Dividend Fund — Institutional
Return Before Taxes	13.27%	5.02%	5.94%

Equity Dividend Fund — Class R
Return Before Taxes	12.61%	4.41%	5.46%

Equity Dividend Fund — Service
Return Before Taxes	13.02%	4.76%	5.68%

Russell 1000® Value Index (Reflects no deduction for fees,
expenses or taxes)	15.51%	1.28%	3.26%

Standard & Poor’s (S&P) 500® Index (Reflects no deduction for fees,
expenses or taxes)	15.06%	2.29%	1.41%

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B, Investor B1, Investor C, Investor C1, Class R, Service and Institutional shares will vary.

     The accounting survivor of each Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

     The S&P 500 Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (NYSE) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     The S&P 500 Utilities Index is an unmanaged index comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

     The S&P 500 Telecommunication Services Index is an index comprised of all stocks designed to measure the performance of telecommunications services companies within the S&P 500 Index.

     The Russell 1000® Value Index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Management of the Funds

     BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and its business operations subject to the oversight of the respective Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $3.561 trillion in investment company and other portfolio assets under management as of December 31, 2010.

     The Target Fund is managed by Kathleen M. Anderson, who is primarily responsible for the day-to-day management of the Fund. The Acquiring Fund is managed by a team of financial professionals led by Ms. Anderson and Robert M. Shearer, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund. Ms. Anderson and Mr. Shearer are expected to serve as the portfolio managers of the Combined Fund following the completion of the Reorganization.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography
Kathleen Anderson	Responsible for the day-to-day management of the Utilities and Telecommunications Fund and the Equity Dividend Fund, including setting each Fund's overall investment strategy and overseeing the management of the Funds.	2003	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Director of Merrill Lynch Investment Managers, L.P. from 2000 to 2006.

Robert M. Shearer, CFA	Responsible for the day-to-day management of the Equity Dividend Fund, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2001	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.

     The Acquiring Fund SAI provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock Advisors.

Investment Advisory and Management Agreements

     Each Fund has entered into a Management Agreement with BlackRock Advisors (each a “Management Agreement”) under which BlackRock Advisors is entitled to receive for its services to the respective Fund a fee at the annual rate of 0.60% of the Fund’s average daily net assets.

     For the fiscal year ended July 31, 2010, BlackRock Advisors received a management fee, net of any applicable waivers, at the annual rates stated below for each of the Target Fund and Acquiring Fund and would have received the management fee from the Combined Fund on a pro forma basis, at the annual rates stated below.

Utilities & Telecommunications (Target Fund)	Equity Dividend (Acquiring Fund)	Pro Forma Combined Fund
0.60%	0.59%	0.59%

     BlackRock Advisors has voluntarily agreed to cap net expenses of the Acquiring Fund (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each share class of the Acquiring Fund at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”) To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit. BlackRock Advisors has voluntarily agreed to waive or reimburse fees or expenses in order to limit Equity Dividend’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as indicated in the chart below.

Acquiring Fund/Combined Fund**	Voluntary Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)

Investor A shares	1.15%

Investor B shares	1.90%

Investor C shares	1.90%

Institutional	0.90%

Service shares	1.15%

Class R shares	1.40%

*	As a percentage of average daily net assets.

**	Assumes the Reorganization took place on July 31, 2010.

     This voluntary waiver or reimbursement may be reduced or discontinued at any time without notice to shareholders. There is no voluntary fee waiver and expense reimbursement agreement in place for the Target Fund.

     The Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Fund under the Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

     A discussion of the Board’s approval of the Management Agreement with BlackRock Advisors on behalf of each Fund is included in the Fund’s annual report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period
Equity Dividend Fund	7/31/10
Utilities and Telecommunication Fund	7/31/10

     BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Management Agreement, the principal terms of which are described below.

     Terms of each Management Agreement. The terms of each Management Agreement are substantially similar. Each Management Agreement generally provides that, subject to the oversight of the Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets, (b) supervise continuously the investment of the Fund, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds; and (d) provide investment research to the Fund. BlackRock Advisors will provide the services in accordance with the Fund’s respective investment objectives, policies and restrictions as stated in their registration statements and the resolutions of the Board.

     Under each Management Agreement, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Fund’s organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

     Each Management Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

     Under each Management Agreement, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Management Agreement. Under each Management Agreement, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Management Agreement is terminable as to the Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to the Fund on 60 days’ written notice to the Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

     BlackRock Advisors has a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of BlackRock Advisors, with respect to each Fund under which BlackRock Advisors pays a fee for services it receives equal to a percentage of the advisory fee BlackRock Advisors receives from each Fund. BlackRock Investment Management, LLC is responsible for the day-to-day management of each Fund’s portfolio.

Other Service Providers

	Acquiring Fund	Target Fund
Investment Adviser	BlackRock Advisors 100 Bellevue Parkway Wilmington, Delaware 19809	BlackRock Advisors 100 Bellevue Parkway Wilmington, Delaware 19809

Sub-adviser	BlackRock Investment Management, LLC 800 Scudders Mill Road Plainsboro, New Jersey 08536	BlackRock Investment Management, LLC 800 Scudders Mill Road Plainsboro, New Jersey 08536

Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022

Custodian	State Street Bank and Trust Company 2 Avenue de Lafayette Boston, Massachusetts 02111	JPMorgan Chase & Co. 4 Chase Metro Tech Center Brooklyn, New York 11245

Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540	Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540

Accounting Services Provider	State Street Bank and Trust Company 600 College Road East Princeton, New Jersey 08540	State Street Bank and Trust Company 600 College Road East Princeton, New Jersey 08540

     Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

     BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

     The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class (the Acquiring Fund does not have an Investor B1 share class):

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Institutional	None	None

     Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors. Investors currently holding Investor B1 shares of the Target Fund will hold Investor A shares of the Acquiring Fund, and the Acquiring Fund’s distribution and service fees for Investor A shares will be applied to these investors. The Combined Fund will not offer Investor B1 shares.

Dividends and Distributions

     The Acquiring Fund will distribute net investment income, if any, and net realized capital gain (including net short-term capital gains), if any, at least annually. The Acquiring Fund’s Board may change the timing of such dividend payments. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, financial intermediary or the Fund. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold. Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

     Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization except as noted below.

     Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C and Institutional shares may be purchased through orders placed with its distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), or the shareholders’ intermediaries. Investor B shares are offered on a very limited basis. Investor B shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B shares and for purchase by certain employee benefit plans. Only certain investors are eligible to buy Institutional Shares. Shareholders of the Acquiring Fund may purchase their shares at Net Asset Value (“NAV”), which is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Shareholders who receive Investor C1 shares of the Combined Fund in the Reorganization may not purchase additional shares of the same class of the Combined Fund in the same account other than through dividend and capital gain reinvestment.

     Exchanging Shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. No exchange privilege is available for Class R shares. There is a minimum required amount for exchanges of Acquiring Fund Investor A, Investor B or Investor C shares of $1,000 and none for Institutional shares. Shares are exchanged at NAV.

     Shareholders that receive Investor C1 shares in the Reorganization will have the right to exchange their Investor C1 shares for Investor C shares of another fund in the BlackRock Advisors mutual fund complex. There is a minimum required amount for exchanges of Investor C shares of $1,000.

     Redeeming Shares. Institutional shares are redeemed at NAV, while Investor A, Investor B, Investor C, and Investor C1 shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A shares do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more and the redemption is made within 18 months after the investment. Investor B shares have a CDSC of 4.50% for redemption of an investment within one year, and the CDSC for Investor B shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor C shares and Investor C1 shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor C, Investor C1 and Institutional shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries, through written or telephone instructions. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

     Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of the Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

     If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Disclosure of Portfolio Holdings

     For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund SAI. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

     The Funds have identical market timing policies. See the Acquiring Fund Prospectus — “Account Information—Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

     The financial highlights tables for the existing share classes of the Acquiring Fund that are contained in the Acquiring Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables from the share classes of the Target Fund may be found in the Target Fund’s Prospectus and Annual Report and Semi-Annual Reports, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

     Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The form of Reorganization Agreement is attached as Appendix II — “Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders, and thereafter the Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation.

     The distribution of Acquiring Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

     As a result of a Reorganization, the Target Fund shareholder will own the class of shares of the Acquiring Fund, as indicated in the table below. The Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

Utilities and Telecommunications Fund	Equity Dividend Fund	Combined Fund
Investor A	Investor A	Investor A
Investor B	Investor B	Investor B
Investor B1	N/A	Investor A
Investor C	Investor C	Investor C
Investor C1	Investor C1 (newly created)	Investor C1
Institutional	Institutional	Institutional

     No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

     On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for the shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

     The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with applicable state law and the charter of the Target Fund. Thereafter, the relevant Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation.

     Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

  the approval of the Reorganization by the Target Fund’s shareholders;

  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

  the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

  the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

  the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

  the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

     Each Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

     The Board, including all of the Independent Board Members, recommends that you vote to approve the Reorganization as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that the investment objectives of the Target Fund and Acquiring Fund are substantially similar; and that certain strategies of the Target Fund and the Acquiring Fund are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. The Board considered the key difference between the Funds is that the Target Fund invests in equity and debt securities issued by utilities and telecommunications companies, while the Acquiring Fund primarily invests in dividend paying equity securities and does not concentrate its investments in the utilities and telecommunications industry or any other industry. See “Summary—Investment Objectives and Principal Investment Strategies.”

  assuming the Reorganization had occurred on July 31, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of July 31, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of July 31, 2010.

  that the contractual and effective management fee rates for the Combined Fund are expected to be the same as and lower than the contractual and effective management fee rates for the Target Fund, respectively.

  that the Combined Fund will achieve certain operating efficiencies from its substantially larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

  that the same portfolio manager, with an additional portfolio manager from the Acquiring Fund, (as described below under “Comparison of the Funds—Management of the Funds) that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization.

  the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

  that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund of the same share class, with the exception of Investor B1 shareholders who will receive Investor A shares of the Acquiring Fund.

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that a portion of the costs associated with the Reorganization will be paid by the Target Fund.

     For these and other reasons, the Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to the closing of the Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

  No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund.

  No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

  The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

  The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

     The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion as to the tax effects to the Target Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

     The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

     Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

     A portion of the portfolio assets of the Target Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

     The capital loss carryforwards of the Acquiring Fund and the Target Fund should not be limited by reason of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund (if any) with capital loss carryforwards attributable to other Fund.

     The Target Fund shareholders are expected to experience some dilution of their capital loss carryforwards per share as a result of the Reorganization while the Acquiring Fund shareholders are expected to experience an increase in their capital loss carryforwards as a result of the Reorganization. As a result, it is possible that the shareholders of the Target Fund would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization.

     Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     A portion of the costs associated with the Reorganization will be paid by the Target Fund. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $216,286, of which the Target Fund is expected to bear approximately and $137,046 and BlackRock Advisors is expected to bear $79,240 of the merger costs. The foregoing estimated expenses for the Target Fund will be borne by the Target Fund regardless of whether the Reorganization is consummated.

     The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund's financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

     Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. If you currently hold certificates representing your shares of a Target Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of each Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund will be passed on by Bingham McCutchen LLP, which serves as Massachusetts counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

     The following table sets forth as of October 31, 2010: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming each Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Equity Dividend Fund
Investor A	$4,241,608,973	$16.63	255,127,572
Investor B	$59,252,737	$16.73	3,542,141
Investor C	$1,066,086,985	$16.30	65,414,644
Institutional	$4,028,876,036	$16.66	241,876,237
Service	$38,676,834	$16.62	2,327,044
Class R	$477,130,173	$16.70	28,564,760

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Utilities and Telecommunications Fund
Investor A	$73,373,177	$11.62	6,316,051
Investor B	$795,026	$11.53	68,970
Investor B1(1)	$1,712,854	$11.63	147,334
Investor C	$8,441,470	$11.32	745,398
Investor C1(1)	$7,469,234	$11.44	652,886
Institutional	$12,449,222	$11.61	1,072,429

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Pro Forma Combined Fund(2)(3)
Investor A	$4,316,596,288	$16.63	259,637,968
Investor B	$60,046,718	$16.73	3,589,605
Investor C	$1,074,517,357	$16.30	65,931,928
Investor C1	$7,459,414	$16.30	457,706
Institutional	$4,041,308,891	$16.66	242,622,652
Service(4)	$38,676,834	$16.62	2,327,044
Class R(4)	$477,130,173	$16.70	28,564,760

(1)	Equity Dividend does not currently offer Investor B1 and Investor C1 Shares.
(2)	Reflects the charge for estimated reorganization expenses of $137,046 attributable to the Utilities and Telecommunications Fund.
(3)	Assumes the Reorganization had taken place on October 31, 2010.
(4)	Service and Class R Shares of Equity Dividend are not being offered in connection with the Reorganization.

Shareholder Information

     As of the Record Date, there were [           ] shares of the Target Fund outstanding. [As of such date, the Board members and officers of the Fund as a group owned less than 1% of the shares of the Target Fund.] As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

[INSERT 5% SHAREHOLDER INFORMATION]

     As of the Record Date, there were [           ] shares of the Acquiring Fund outstanding. [As of such date, the Board members and officers of the Fund as a group owned less than 1% of the shares of the Acquiring Fund.] As of such date no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

[INSERT 5% SHAREHOLDER INFORMATION]

Shareholder Rights and Obligations

     With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating the expenses being borne solely by such class.

     There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Business Trusts

     The following description is based on relevant provisions of the Maryland General Corporation Law and applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the Maryland General Corporation Law and applicable Massachusetts law and a Fund’s operative documents.

     In General

     A fund organized as a Massachusetts business trust, such as the Acquiring Fund, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

     A fund organized as a Maryland corporation, such as the Target Fund, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts business trust, the MGCL prescribes many aspects of corporate governance.

     Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Acquiring Fund (“Declaration”) contains such provisions.

     Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration contains such provisions.

Maryland Corporations

     A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

     Shareholder Voting

     Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Target Fund contains such provisions.

     Election and Removal of Directors

     Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Target Fund may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Target Fund’s bylaws contain such a provision. Shareholders may, in accordance with the terms of the charter and bylaws of the Target Fund, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Target Fund will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

     Amendments to the Charter

     Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The charter of the Target Fund permits the Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Target Fund’s charter does not prohibit the Board from doing so.

     Issuance of Shares

     The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

     Shareholder, Director and Officer Liability

     Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

     Derivative Actions

     Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

     The Acquiring Fund is governed by the Declaration and Amended and Restated By-Laws (the “By-Laws”, and together with the Declaration, the “Governing Documents”). Under the Declaration, any determination as to what is in the interests of the Acquiring Fund made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration, there is a presumption in favor of a grant of power to the Trustees. The following is a summary of some of the key provisions of the Acquiring Fund’s Governing Documents.

     Shareholder Voting

     The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

     The Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as the removal of Trustees by shareholders, the termination of the trust, the merger, consolidation and sale of all or substantially all of the assets of the trust and certain amendments to the Declaration.

     There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Governing Documents provide that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Acquiring Fund’s Governing Documents or the Trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter.

     Election and Removal of Trustees

     The Declaration provides that the Trustees determine the size of the board of trustees, subject to a maximum of fifteen, and that a Trustee serves until his or her successor has been elected and qualified, unless such Trustee has earlier retired or been removed or is otherwise incapable of serving. The Governing Documents also provide that vacancies on the board of trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. A Trustee may be removed at any time with cause by action of at least two-thirds of the remaining Trustees. Any Trustee may also be removed by shareholders with or without cause by vote of two-thirds of the outstanding shares.

     Issuance and Redemption of Shares

     Under the Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the Trustees may determine. The Acquiring Fund may involuntarily redeem a shareholder’s shares under certain circumstances, such as the closing of small accounts, or to meet tax requirements.

     Classes

     The Declaration gives broad authority to the Trustees from time to divide the shares of the Acquiring Fund into classes. Each class represents interests in the Acquiring Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the distribution of the shares of a class may be borne solely by such class, as determined by the Trustees, and a class may have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class.

     Amendments to Declaration

     Amendments to the Declaration generally require a vote by a majority of the outstanding shares, voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees, shareholders, officers, employees and agents of the trust, or that would permit an assessment upon any shareholder.

     Shareholder, Trustee and Officer Liability

     The Governing Documents provide that shareholders have no personal liability whatsoever to any person in connection with trust property or for the acts or obligations or affairs of the Acquiring Fund and require the Fund to indemnify a shareholder from any loss or expense arising by reason of his or her being or having been a shareholder and to reimburse such shareholder for all legal and other expenses reasonably incurred by the shareholder in connection with such claim or liability. Similarly, the Governing Documents provide that any person who is a trustee, advisory board member, officer, employee or agent of the Acquiring Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration also provides that Trustees and officers may rely in good faith on expert advice.

     Derivative Actions

     Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

     The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Target Fund and the Acquiring Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposal to the BlackRock Utilities and Telecommunications Fund, Inc., Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund should send such proposal to the BlackRock Equity Dividend Fund, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     Under the Target Fund’s Amended and Restated By-laws, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the Target Fund’s Amended and Restated By-laws, including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Target Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

Solicitation of Proxies

     Solicitations of proxies are being made on behalf of the Target Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about [__________], 2011. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Fund has retained [________________]), located at [________________], a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, [Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717,] will assist the Target Fund in the distribution of proxy materials and the tabulation of proxies. Target Fund shareholders may receive a telephone call from [__________] asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Fund with the Acquiring Fund are estimated to be approximately $[_____], [which will be borne by the Target Fund.][CONFIRM]

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the Target Fund may also solicit proxies. Questions about the proposal should be directed to [_________] at [phone number].

     [_________] [and/or Broadridge] will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

     This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Target Fund into the Acquiring Fund and the solicitation of proxies by and on behalf of the Board for use at the Special Meeting. The Special Meeting will be held on Friday, June 24, 2011 at 9:00 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ 08536, or at such later time as is made necessary by adjournment or postponement.

     As of the Record Date, the Target Fund had the following number of shares outstanding:

Share Class	Number of Shares

     Only shareholders of record on April 27, 2011 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

     Approval by the Target Fund of the proposed Reorganization will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Board has fixed the close of business on April 27, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

     If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

     The holders of a majority of shares entitled to vote on any matter at a meeting present or by proxy shall constitute a quorum.

     The chairman of any meeting of the shareholders may adjourn the meeting from time to time to reconvene at the same or some other place, whether or not a quorum is present. Notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjourned meeting is held not more than 120 days after the original record date. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote on such adjournment; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. At the adjourned meeting, any business may be transacted that might have been transacted at the original meeting. The absence from any meeting, in person or by proxy, of a quorum for action upon any given matter shall not prevent action at such meeting upon any other matter or matters that properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum in respect of such other matters. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “for” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will be treated as votes against the Reorganization.

     Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

     Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via touchtone telephone or the internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Fund, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

     Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

     Internet Voting. To vote over the internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

     Additional Information. Shareholders voting their Proxies by telephone or internet need not return their proxy card by mail.

     A person submitting votes by telephone or internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing [___________], a tabulation agent, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

[_______], 2011

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

Equity Dividend Fund The Fund may not:	Utilities and Telecommunications The Fund may not:

1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.	(1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

(2) Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).	(2) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities) except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the utilities industry.

(3) Make investments for the purpose of exercising control or management.	(3) Make investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.	(4) Purchase or sell real estate, except that, to the extent permitted by law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time.	(5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s prospectus and Statement of Additional Information, as they may be amended from time to time.

(6) Issue senior securities to the extent such issuance would violate applicable law.	(6) Issue senior securities to the extent such issuance would violate applicable law.

(7) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.	(7) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

I-1

Equity Dividend Fund The Fund may not:	Utilities and Telecommunications The Fund may not:

(8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities.	(8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.	(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

I-2

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [           ] day of [           ], 2011, by and between the BlackRock Utilities and Telecommunications Fund, Inc., a registered investment company and a Maryland corporation (the “Target Fund”), and the BlackRock Equity Dividend Fund, a registered investment company and a Massachusetts business trust (the “Acquiring Fund”).

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and Investor A, B, C, C1 and Institutional shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”);

     WHEREAS, the Target Fund and the Acquiring Fund are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

     WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

     WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

     WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of the Acquiring Fund;

     WHEREAS, the Board of Directors of the Target Fund has determined that the Reorganization is in the best interests of the Target Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For purposes of this Agreement, the Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund, the Investor B Shares of the Target Fund correspond to the Investor B shares of the Acquiring Fund, the Investor B1 shares of the Target Fund correspond to the Investor A shares of the Acquiring

Fund, the Investor C shares of the Target Fund correspond to the Investor C shares of the Acquiring Fund, the Investor C1 shares of the Target Fund correspond to the Investor C1 shares of the Acquiring Fund, the Institutional shares of the Target Fund correspond to the Institutional shares of the Acquiring Fund, and the term “Acquiring Fund shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

     1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations of the Target Fund, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (ii) the Acquiring Fund shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will de-register as an investment company and dissolve as a Maryland corporation. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

     1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

ARTICLE II

VALUATION

     2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor B, Investor C, Investor C1 and Institutional Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Investor C1, and Institutional Shares, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2011, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s Transfer Agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Target Fund is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

     (b) The Target Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

     (c) The Registration Statement on Form N-14 of the Acquiring Fund and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the SEC and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Target Fund’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund will not result in the violation of Maryland law, or any provision of the Target Fund’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party on behalf of the Target Fund, or by which the Target Fund is bound.

     (f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

     (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Fund’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) (i) The audited financial statements of the Target Fund as of July 31, 2010 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied (“GAAP”) and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended January 31, 2011 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

     (i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of July 31, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

     (j) Since July 31, 2010, there has not been (i) any pending or to the knowledge of the Target Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

     (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (l) The Target Fund is authorized to issue 600,000,000 shares of common stock, par value $0.10 per share. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund’s Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

     (m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

     (n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, (i) the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

     (r) The Target Fund has called a special meeting of Target Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [           ], 2011 (or such other date as the parties may agree to in writing).

     (s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Target Fund as follows:

     (a) The Acquiring Fund is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Acquiring Fund’s declaration of trust. The Acquiring Fund has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Acquiring Fund is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund.

     (b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

     (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The prospectus, statement of additional information and shareholder reports of the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Fund, will not result in the violation of, Massachusetts law or any provision of the Acquiring Fund’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound.

     (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) (i) The audited financial statements of the Acquiring Fund as of July 31, 2010 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended January 31, 2011 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

     (h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of July 31, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

     (i) Since January 31, 2011, there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     (j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (k) The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.10 per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus), and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

     (l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

     (m) The Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (n) The Acquiring Fund shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     (o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.6, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company.

     5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records of the Target Fund, and the Acquiring Fund shall make available to the Target Fund’s officers and agents all books and records of the Acquiring Fund.

     5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

     5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which the Target Fund is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

     Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

     5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Company and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.10 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

     5.12 PROXY. The Target Fund agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

     The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Board of Directors of the Target Fund has approved this Agreement.

     6.3 The shareholders of the Target Fund have approved this Agreement in the manner specified in the Combined Prospectus/Proxy Statement included in the Registration Statement.

     6.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

     7.3 The Board of Trustees of the Acquiring Fund has approved this Agreement.

     7.4 The shareholders of the Target Fund have approved this Agreement in the manner specified in the combined prospectus/proxy statement contained in the Registration Statement.

     7.5 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

     7.6 The Target Fund shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE TARGET FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Target Company’s articles of incorporation and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

     8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund or the Acquiring Fund, or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.6 The Acquiring Fund and the Target Fund each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

     (a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

     (b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

     (c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

     (d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

     (e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

     (f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

     (g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

     (h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

     Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

     The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

     The Target Fund and the Acquiring Fund (for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, the Reorganization expenses including, but not limited to, costs and expenses (including legal fees) related to the preparation and any distribution of materials to the Board, costs incurred in attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund's financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated between the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors, LLC and such Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Target Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund the Target Fund. In addition, the Acquiring Fund or the Target Fund may at its option terminate this Agreement at or before the Closing Date due to:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors/Trustees, or officers, as applicable, to the other party or its Board of Directors/Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Target Fund as specifically authorized by their respective Board of Trustees or Directors, provided, however, that, following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Acquiring Fund Trustees, shareholders, nominees, officers, agents or employees personally, but shall bind only the property of the Acquiring Fund, as provided in the Acquiring Fund’s declaration of trust and bylaws. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Fund and signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Fund’s declaration of trust.

ARTICLE XIV

NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski,, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.

By:

Name:
Title:

BLACKROCK EQUITY DIVIDEND FUND

By:

Name:
Title:

BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Equity Dividend Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

[_______], 2011

     This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of the BlackRock Utilities and Telecommunications Fund, Inc. (the “Utilities and Telecommunications Fund”) or “Target Fund”), into the BlackRock Equity Dividend Fund (the “Equity Dividend Fund” or the “Acquiring Fund” and together with the Target Fund, the “Funds”).

     This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [______], 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the Utilities and Telecommunications Fund and the Equity Dividend Fund	B-3

Financial Statements	B-3

ADDITIONAL INFORMATION ABOUT
THE TARGET FUND
AND THE ACQUIRING FUND

     For the Target Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended July 31, 2010, filed October 7, 2010 (SEC Accession No. 00001171200-10-000966), as filed with the Securities and Exchange Commission (the “SEC”) and the Semi-Annual Report to Shareholders for the fiscal period ended January 31, 2011, filed April 9, 2010 (SEC Accession No. 0001171200-10-000360), as filed with the SEC.

     For the Acquiring Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended July 31, 2010, filed October 7, 2010 (SEC Accession No. 0001171200-10-000964), as filed with the SEC and the Semi-Annual Report to Shareholders for the fiscal period ended January 31, 2011, filed April 9, 2010 (SEC Accession No. 0001171200-10-000358), as filed with the SEC.

FINANCIAL STATEMENTS

     This SAI incorporates by reference (i) the Annual Report to Shareholders of the Target Fund for the fiscal year ended July 31, 2010; (ii) the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended July 31, 2010; (iii) the Semi-Annual Report to Shareholders of the Target Fund for the fiscal period ended January 31, 2011; and (iv) the Semi-Annual Report to Shareholders of the Acquiring Fund for the fiscal period ended January 31, 2011, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

     Pro forma financial statements reflecting consummation of the Reorganization have not been prepared since, as of October 31, 2010 the net asset value of the Target Fund did not exceed 10% of the net asset value of the Acquiring Fund.

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or, the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any other Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation of presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

Article IV, Section 1 of the Registrant’s By-Laws provides:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Registrant’s By-Laws provides:

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising with respect to any matter as to which the Indemnitee shall have been adjudicated to have engaged in by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder in any action that is disposed of by a settlement, compromise payment, consent decree, or otherwise unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) The Fund shall indemnify and provide for the advance payment of expenses to its employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise in any capacity at the request of the Fund) to the full extent required under the Charter. Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to other Persons providing services to the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors. Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Registrant’s By-Laws provides:

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall, continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Registrant’s By-Laws provides:

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)		—	Declaration of Trust of the Registrant
	(a)	—	Declaration of Trust of the BlackRock Equity Dividend Fund, Inc. (“Registrant”), incorporated by reference to an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 33-14517) (the “Registration Statement”), filed on November 28, 1995.
	(b)	—	Amendment to Declaration of Trust of Registrant dated July 14, 1987, incorporated by reference to an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 33-14517) (the “Registration Statement”), filed on November 28, 1995.
	(c)	—	Instrument establishing Class A shares and Class B shares of Registrant, incorporated by reference to an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 33-14517) (the “Registration Statement”), filed on November 28, 1995.
	(d)	—	Certificate of Amendment to Declaration of Trust and Establishment and Designation of Class C and D shares, dated October 19, 1994, incorporated by reference to an Exhibit to Post- Effective Amendment No. 9 to Registrant’s Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 33-14517) (the “Registration Statement”), filed on November 28, 1995.
	(e)	—	Amendment to Declaration of Trust of Registrant dated December 27, 2000, incorporated by reference to identically numbered Exhibit to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on December 28, 2000.
	(f)	—	Establishment and Designation of Classes, dated December 13, 2002, incorporated by reference to identically numbered Exhibit to Post-Effective Amendment No. 20 to the Registration Statement, filed on December 27, 2002.
	(g)	—	Establishment and Designation of Classes, dated March 18, 2003, incorporated by reference to an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement, filed on November 24, 2003.
	(h)	—	Certificate of Amendment to Declaration of Trust of the Registrant, dated September 24, 2003, incorporated by reference to an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement, filed on November 24, 2003.
	(i)	—	Form of Certificate of Establishment and Designation of Classes, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452) filed on April 23, 2007.
	(j)	—	Form of Amendment changing the name of the Registrant to BlackRock Equity Dividend Fund, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2- 74452) filed on April 23, 2007.
(2)		—	By-laws
	(a)	—	Amended and Restated By-laws of Registrant dated December 9, 2008, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14517), filed on November 24, 2009.
(3)		—	Voting trust agreements
	(a)	—	None.
(4)		—	Plan of Reorganization
	(a)	—	Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Proxy Statement/Prospectus.
(5)		—	Instruments Defining Rights of Security Holders

	(a)	—	Incorporated herein by reference to Exhibits (1) and (2) above.
(6)		—	Investment Advisory Contracts
	(a)	—	Form of Management Agreement between Registrant and BlackRock Advisors, LLC, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2- 74452) filed on April 23, 2007.
	(b)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Investment Management, LLC, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452) filed on April 23, 2007.
(7)		—	Underwriting Contracts
	(a)	—	Form of Unified Distribution Agreement between the Registrant and BlackRock Investments, Inc. (“BII”), incorporated by reference to the identically numbered Exhibits to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Global SmallCap Fund, Inc., (File No. 33-53399) filed on October 28, 2008.
(8)		—	Bonus or Profit Sharing Contracts
	(a)	—	None.
(9)		—	Custodian Agreements
	(a)	—	Form of Custody Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund (File No. 33- 49873), filed on October 30, 2001.
(10)		—	Rule 12b-1 Plan
	(a)	—	Form of Investor A Distribution Plan, incorporated by reference to the identically numbered Exhibits to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Global SmallCap Fund, Inc., (File No. 33-53399) filed on October 28, 2008.
	(b)	—	Form of Investor B Distribution Plan, incorporated by reference to the identically numbered Exhibits to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Global SmallCap Fund, Inc., (File No. 33-53399) filed on October 28, 2008.
	(c)	—	Form of Investor C Distribution Plan, incorporated by reference to the identically numbered Exhibits to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Global SmallCap Fund, Inc., (File No. 33-53399) filed on October 28, 2008.
	(d)	—	Form of Class R Distribution Plan, incorporated by reference to the identically numbered Exhibits to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Global SmallCap Fund, Inc., (File No. 33-53399) filed on October 28, 2008.
	(e)	—	Form of Service Shares Distribution Plan, incorporated by reference to the identically numbered Exhibits to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Global SmallCap Fund, Inc., (File No. 33-53399) filed on October 28, 2008.
	(f)	—	Form of Investor B1 Shares Distribution Plan is to be filed by amendment.
	(g)	—	Form of Investor C1 Shares Distribution Plan is to be filed by amendment.
(11)		—	Legal Opinions
	(a)	—	Opinion and consent of Bingham McCutchen as to the legality of the securities being registered is filed herewith.
(12)		—	Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

(13)		—	Other Material Contracts
	(a)	—	Form of Transfer Agency Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452) filed on April 23, 2007.
	(b)	—	Form of Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties, incorporated by reference to Exhibit 8(b)(7) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of BlackRock Global Growth Fund, Inc. (File No. 333-32899) filed on December 17, 2007.
	(c)	—	Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks, dated as of November 18, 2009, relating to the Credit Agreement, dated as of November 19, 2008, filed on December 23, 2009 as an Exhibit 8(c) to Post-Effective Amendment No. 22 of BlackRock Fundamental Growth Fund, Inc.’s Registration Statement on Form N-1A.
	(d)	—	Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks, dated as of November 17, 2010, relating to the Credit Agreement, dated as of November 18, 2009, incorporated by reference to Exhibit 8(k) to Post-Effective Amendment No. 36 of the Registration Statement of BlackRock Funds II (File No. 333-142592) on Form N- 1A, filed on November 22, 2010.
	(e)	—	Administrative Services Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333- 89775), filed on March 20, 2001.
	(f)	—	Form of Securities Lending Agency Agreement between the Registrant and QA Advisors LLC (now BlackRock Investment Management, LLC) dated August 10, 2001, incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(14)			Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Equity Dividend Fund and the BlackRock Utilities and Telecommunications Fund, Inc. is filed herewith.
(15)		—	Form of Amended and Restated Securities Lending Agreement[1]
(16)		—	Power of Attorney
	(a)	—	Power of Attorney is included on the signature page.
(17)	(a)	—	Form of Proxy Card is filed herewith.
	(b)	—	Prospectus and Statement of Additional Information of the BlackRock Equity Dividend Fund, each dated November 24, 2010, each incorporated by reference to the Registrant’s filing of Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A (File No. 811-05178) on November 24, 2010.
	(c)	—	Prospectus and Statement of Additional Information of the BlackRock Utilities and Telecommunications Fund, each dated November 24, 2010, each incorporated by reference to the BlackRock Utilities and Telecommunications Fund’s filing of Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A (File No. 811-06180) on November 24, 2010.

1     To be filed by amendment.

(d)	—	Annual Report to Shareholders of the BlackRock Equity Dividend Fund for the year ended July 31, 2010, dated July 31, 2010, incorporated by reference to the Registrant’s filing of the Certified Shareholder Report on Form N-CSR on October 7, 2010.
(e)	—	Annual Report to Shareholders of the BlackRock Utilities and Telecommunications Fund for the year ended July 31, 2010, dated July 31, 2010, incorporated by reference to the BlackRock Utilities and Telecommunications Fund’s filing of the Certified Shareholder Report on Form N- CSR on October 7, 2010.

Item 17. Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 1st day of April, 2011.

BlackRock Equity Dividend Fund (Registrant)

By:	/s/ John Perlowski
(John Perlowski,
President and Chief Executive Officer)

Each person whose signature appears below hereby authorizes Howard Surloff, Ira Shapiro, Ben Archibald, Aaron Wasserman, John Perlowski, Neal J. Andrews, Jay M. Fife, Edward Baer, Brendan Kyne, Brian Schmidt, Janey Ahn, and Aaron Wasserman, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. This power of attorney will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ John Perlowski (John Perlowski)	President and Chief Executive Officer (Principal Executive Officer)	April 1, 2011

/s/ Neal J. Andrews (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ James H. Bodurtha (James H. Bodurtha)	Trustee	April 1, 2011

/s/ Bruce R. Bond (Bruce R. Bond)	Trustee	April 1, 2011

/s/ Donald W. Burton (Donald W. Burton)	Trustee	April 1, 2011

/s/ Richard S. Davis (Richard S. Davis)	Trustee	April 1, 2011

/s/ Stuart E. Eizenstat (Stuart E. Eizenstat)	Trustee	April 1, 2011

/s/ Laurence D. Fink (Laurence D. Fink)	Trustee	April 1, 2011

/s/ Kenneth A. Froot (Kenneth A. Froot)	Trustee	April 1, 2011

/s/ Henry Gabbay (Henry Gabbay)	Trustee	April 1, 2011

/s/ Robert M. Hernandez (Robert M. Hernandez)	Trustee	April 1, 2011

/s/ John F. O’Brien (John F. O’Brien)	Trustee	April 1, 2011

/s/ Roberta Cooper Ramo (Roberta Cooper Ramo)	Trustee	April 1, 2011

/s/ David H. Walsh (David H. Walsh)	Trustee	April 1, 2011

/s/ Fred G. Weiss (Fred G. Weiss)	Trustee	April 1, 2011

EXHIBIT INDEX

Exhibit No.			Description
11	(a)	—	Opinion and consent of Bingham McCutchen LLP as to the legality of the securities being registered.

12		—	Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders

14		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Equity Dividend Fund and the BlackRock Utilities and Telecommunications Fund, Inc.

17	(a)	—	Form of proxy card